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                     PUTNAM HARTFORD CAPITAL MANAGER ACCLAIM
                PUTNAM CAPITAL MANAGER TRUST SEPARATE ACCOUNT TWO
                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

                        SUPPLEMENT DATED FEBRUARY 8, 2001
                    TO THE PROSPECTUS DATED JANUARY 15, 2001


In the "Other Information" section of the prospectus, under "How Contracts Are Sold", in the last paragraph, the last sentence is deleted and replaced with the following:

The following class of individuals are eligible for this feature: (1) current or retired officers, directors, trustees and employees (and their families) of the ultimate parent and affiliates of Hartford; (2) employees and registered representatives (and their families) of registered broker-dealers (or their financial institutions) that have a sales agreement with Hartford and its principal underwriter to sell the Contracts; and (3) selected participants of certain 401(k) plans administered by Putnam Investments.


333-66935
HV-2944